ACME INTERMEDIATE HOLDINGS, LLC
                         ACME INTERMEDIATE FINANCE, INC.

                              LETTER OF TRANSMITTAL

                                       FOR

              TENDER OF 12% SENIOR SECURED DISCOUNT NOTES DUE 2005,
                                    SERIES A

                                 IN EXCHANGE FOR

              12% SENIOR SECURED DISCOUNT NOTES DUE 2005, SERIES B



     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________________, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").


     ORIGINAL NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.


                         DELIVER TO THE EXCHANGE AGENT:
                            WILMINGTON TRUST COMPANY


By Registered or Certified Mail or by        By Hand:
Overnight Courier:
Wilmington Trust Company                     Wilmington Trust Company
Attn:  Jill Rylee                            Attn:  Corporate Trust Operations
Corporate Trust &                            c/o Harris Trust Co.
Administration Window                          of New York as Agent
1100 North Market Street                     88 Pine Street
Rodney Square North                          19th Floor
Wilmington, DE  19890-0001                   Wall Street Plaza
                                             New York, NY  10005


                                  By Facsimile:
                            Wilmington Trust Company
                                 (302) 651-1079
                              Confirm by Telephone:
                                 (302) 651-8869
                                   Jill Rylee

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     The undersigned hereby acknowledges receipt and review of the Prospectus dated ____________________, 1998 (the "Prospectus") of ACME Intermediate
Holdings, LLC (the "Company") and ACME Intermediate Finance, Inc. ("ACME Finance" and, together with the Company, the "Issuers") and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuers' offer (the "Exchange Offer") to exchange their 12% Senior Secured Discount Notes due 2005, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 12% Senior Secured Discount Notes due 2005, Series A (the "Original Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

     The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest time and date in which the Exchange Offer is extended. The Issuers shall notify the holders of the Original Notes of any extension by oral or written notice prior to 5:00 P.M., New York City time, on the prior business day before the previously scheduled Expiration Date.

     This Letter of  Transmittal  is to be used by a Holder of Original Notes if
(i) certificates representing Original Notes are to be physically delivered to the Exchange Agent, (ii) tender of Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer - Book-Entry Transfer," or (iii) tender of the Original Notes is to be made according to the guaranteed delivery procedures described in "Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. See Instruction 2. This Letter of Transmittal must be completed, signed and delivered even if tender instructions are being transmitted through the Book-Entry Transfer Facility Automated Tender Offer Program (ATOP).

     Holders of Original Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Each DTC participant transmitting an acceptance of the Exchange Offer through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Nevertheless, in order for such acceptance to constitute a valid tender of the DTC participant's Original Notes, such participant must complete and sign a Letter of Transmittal and deliver it to the Exchange Agent before the Expiration Date.

     Holders of Original Notes whose Original Notes are not immediately available, or who are unable to deliver their Original Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety. The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.


     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.


     QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Original Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.


                     DESCRIPTION OF ORIGINAL NOTES TENDERED

-------------------------------------------------------------------------------
Name(s) and address(es) of
Registered Holder(s),                         Aggregate
Exactly as Name(s)                            Principal
Appear(s) on Original                         Amount             Principal
Notes                           Registered    Represented By      Amount
(Please Fill in, If Blank)      Numbers*      Note(s)            Tendered**

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Total
-------------------------------------------------------------------------------

*    Need not be completed by book-entry Holders.

** Unless otherwise indicated, any tendering Holder of Original Notes will be deemed to have tendered the entire aggregate principal amount represented by such Original Notes. All tenders must be in integral multiples of $1,000.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

|_|  CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering
Institution:__________________________________________________

Account Number:____________________________________________

Transaction Code
Number:____________________________________________________

|_| CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Original Notes:

_______________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Window Ticket Number (if available): __________________________________________

Name of Eligible Institution that Guaranteed Delivery:  _______________________

Account Number (if delivered by book-entry transfer): _________________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:__________________________________________________________________________

Address:_______________________________________________________________________


     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it acknowledges that the Original Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


                        SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the principal amount of Original Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Issuers all right, title and interest in and to the Original Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent, the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers in connection with the Exchange Offer) with respect to the tendered Original Notes with full power of substitution to (i) deliver such Original Notes, or transfer ownership of such Original Notes on the account books maintained by the Book- Entry Transfer Facility, to the Issuers and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Original Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.


     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Issuers.


     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "Commission") that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders are not engaging in and do not intend to engage in a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. The undersigned hereby further represent(s) to the Issuers that (i) any Exchange Notes acquired in exchange for Original Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iv) neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.


     If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the Commission in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Issuers.


     If the undersigned or the person receiving the Exchange Notes is an "affiliate" (as defined in Rule 405 under the Securities Act), the undersigned represents to the Issuers that the undersigned understands and acknowledges that the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.


     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, including the transfer of such Original Notes on the account books maintained by the Book-Entry Transfer Facility.

     For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Issuers give oral or written notice thereof to the Exchange Agent. Any tendered Original Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.


     All  authority  conferred  or  agreed  to be  conferred  by this  Letter of
Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of
Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.


     The undersigned acknowledges that the Issuers' acceptance of properly tendered Original Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.


     Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Original Notes so tendered for exchange.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY (i) if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or
(ii) if Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue Exchange Notes and/or Original Notes to:

Name(s):_______________________________________________________________________
                             (Please Type or Print)
Address:_______________________________________________________________________
_______________________________________________________________________________
                               (Include Zip Code)

_______________________________________________________________________________
                   (Tax Identification or Social Security No.)

                         (Complete Substitute Form W-9)




|_| Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

_______________________________________________________________________________

                          (Book-Entry Transfer Facility
                         Account Number, if applicable)

            PLEASE SIGN HERE WHETHER OR NOT ORIGINAL NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY
           (Complete Accompanying Substitute Form W-9 on Reverse Side)


__________________________________________________           __________________
                                                                    Date

__________________________________________________           __________________
                                                                    Date

Area Code and Telephone Number: _______________________________________________

     The above lines must be signed by the registered Holder(s) of Original Notes as name(s) appear(s) on the Original Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.

Name(s):_______________________________________________________________________
                             (Please Type or Print)

Capacity:______________________________________________________________________

Address: ______________________________________________________________________
_______________________________________________________________________________
                               (Include Zip Code)

                          MEDALLION SIGNATURE GUARANTEE



Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:

_______________________________________________________________________________
                             (Authorized Signature)

_______________________________________________________________________________
                                     (Title)

_______________________________________________________________________________
                                 (Name of Firm)

_______________________________________________________________________________
                           (Address, Include Zip Code)

_______________________________________________________________________________
                        (Area Code and Telephone Number)

Dated:____________________, 19__

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver Exchange Notes and/or Original Notes to:

Name:

_______________________________________________________________________________
                             (Please Type or Print)

Address:

_______________________________________________________________________________

_______________________________________________________________________________
                               (Include Zip Code)

_______________________________________________________________________________
                   (Tax Identification or Social Security No.)

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Original Notes or Book- Entry Confirmations. All physically delivered Original Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Original Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on or prior to the Expiration Date. The method of delivery of the tendered Original Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Original Notes should be sent to the Issuers.


     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Original Notes for exchange.


     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.


     2. Guaranteed Delivery Procedures. Holders who wish to tender their Original Notes and (a) whose Original Notes are not immediately available, or
(b) who cannot deliver their Original Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers Inc. or a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the

Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Notes, the registration number(s) of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Original Notes (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date; and
(iii) the certificates for all physically tendered shares of Original Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within three (3) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.


     Any Holder of Original Notes who wishes to tender Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Original Notes according to the guaranteed delivery procedures set forth above. See "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.


     3. Tender by Holder. Only a Holder of Original Notes may tender such Original Notes in the Exchange Offer. Any beneficial Holder of Original Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.


     4. Partial Tenders; Withdrawals. If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Original Notes Tendered." A newly issued Original Note for the principal amount of Original Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.


     Original Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Original

Notes are irrevocable. To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including the registration number(s) and principal amount of such Original Notes, or, in the case of Original Notes transferred by book-entry transfer, the name and number of the amount at DTC to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Original Notes register the transfer of such Original Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.


     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the official DTC security position listing.


     If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.


     If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.


     Signatures of this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery

Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.


     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Original Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Original Notes, nor provide a separate bond power. In any other case, such registered Holder must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.


     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Original Notes listed, such Original Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Original Notes allowing sufficient time to effectuate the transfer prior to the Expiration Date.


     If this Letter of Transmittal (or facsimile hereof) or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys- in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority so to act must be submitted with this Letter of Transmittal.


     Endorsements on Original Notes or signatures on bond powers must be guaranteed by an Eligible Institution.


     6. Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

If no instructions are given, the Exchange Notes (and any Original Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Original Notes or deposited at such Holders account at DTC.


     7. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Original Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.


     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL NOTES LISTED IN THIS LETTER OF TRANSMITTAL.


     8. Tax Identification Number. Federal income tax law required that a holder of any Original Notes which are accepted for exchange must provide the Issuers (as payers) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Issuers are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over- payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.


     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 for information on which TIN to report.


     The Issuers reserve the right in its sole discretion to take whatever steps
are  necessary  to  comply  with  the  Issuers'   obligation   regarding  backup
withholding.


     9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Original Notes will be determined by the Issuers, in their sole discretion, which determination will be final and binding. The Issuers reserve the right to reject any and all Original Notes not validly tendered or any Original Notes, the Issuers' acceptance of which would, in the opinion of the Issuers or its counsel, be unlawful. The Issuers also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Original Notes as to any ineligibility of any holder who seeks to tender Original Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (includes this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Issuers shall determine. The Issuers will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Original Notes, but shall not incur any liability for failure to give such notification.


     10. Waiver of Conditions. The Issuers reserve the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.


     11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Original Notes on transmittal of this Letter of Transmittal will be accepted.


     12. Mutilated, Lost, Stolen or Destroyed Original Notes. Any Holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


     13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     14. Acceptance of Tendered Original Notes and Issuance of Exchange Notes; Return of Original Notes. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Original Notes as soon as practicable after the Exchange Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Original Notes when, as and if the Issuers have given written and oral notice thereof to the Exchange Agent. If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Original Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at the Book-Entry Transfer Facility designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."


     15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."


     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE ORIGINAL NOTES) WHICH MUST BE DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

                    (TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5))

                     PAYER'S NAME: WILMINGTON TRUST COMPANY

-------------------------------------------------------------------------------
SUBSTITUTE                      PART I - Taxpayer Identification No. - For all                  Social Security
FORM W-9                        accounts, enter your taxpayer identification number in          Number
DEPARTMENT OF THE               the appropriate box.  For most individuals and sole             ______________
TREASURY                        proprietors, this is your social security number.  For          OR
INTERNAL REVENUE                other entities, it is your Employer Identification
SERVICE                         Number.  If you do not have a number, see How to                Employer
                                Obtain a TIN in the enclosed Guidelines.  Note:  If the         Identification
                                account is in more than one name, see Employer                  Number
                                Identification Number the chart on page 2 of the                ______________
                                enclosed Guidelines to determine what number to enter.
-------------------------------------------------------------------------------
Payer's Request for Taxpayer               Part II - For Payees Exempt from Backup
Identification Number                      Withholding (see enclosed Guidelines)
----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATION--Under penalties of perjury, I certify that:


(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;


(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and


(3)  Any other information provided on this form is true, correct and complete.

SIGNATURE _____________________________             Date _____________________

NOTE:     FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM MAY  RESULT  IN  BACKUP
          WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.